Exhibit 32.2
CERTIFICATIONS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
RULE 13a-14(b) OR 15d-14(b) AND
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Healthcare Services Group, Inc., a Pennsylvania corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Richard W. Hudson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and
2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Richard W. Hudson
Richard W. Hudson
Chief Financial Officer (Principal Financial Officer) April 25, 2011